Supplement dated August 12, 2025 to the

Prospectus and Statement of Additional Information, each dated July 9, 2025.

Shares of each Fund listed below are not currently offered or available for purchase on the secondary market.

Tradr 2X Long CEP Daily ETF
Tradr 2X Long ISRG Daily ETF
Tradr 2X Long LRCX Daily ETF
Tradr 2X Long NET Daily ETF

Each a series of Investment Managers Series Trust II

Please retain this Supplement for future reference.